Exhibit 99.1

Plug Power Inc. Announces Private Offering of $200 Million of Convertible Senior Notes

LATHAM, N.Y. – May 13, 2020 – Plug Power Inc. (“Plug Power”) (NASDAQ: PLUG) today announced its intention to offer, subject to market conditions and other factors, $200 million aggregate principal amount of Convertible Senior Notes due 2025 (the “notes”) in a private offering (the “offering”) to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Plug Power also expects to grant the initial purchasers of the notes a 13-day option to purchase up to an additional $30 million aggregate principal amount of the notes.

The notes will be senior, unsecured obligations of Plug Power, and interest will be payable semi-annually in arrears. The notes will be convertible into cash, shares of Plug Power’s common stock or a combination thereof, at Plug Power’s election. The interest rate, conversion rate and other terms of the notes are to be determined upon pricing of the offering.

Plug Power intends to use a portion of the net proceeds from the offering of the notes to pay the cost of the capped call transactions described below, and to fund the cash portion, if any, of the repurchase of a portion of Plug Power’s existing 5.50% Convertible Senior Notes due 2023 (the “2023 notes”) through individually privately negotiated transactions (each, a “note repurchase transaction”) concurrently with the offering of the notes. The terms of each note repurchase transaction will depend on several factors, including the market price of Plug Power’s common stock and the trading price of the 2023 notes at the time of each such note repurchase transaction. The consideration for any such repurchases may include cash, shares of Plug Power’s common stock, or a combination thereof. This activity could affect the market price of Plug Power’s common stock and the initial conversion price of the notes.

To the extent Plug Power effects the note repurchase transactions, Plug Power intends to enter into agreements concurrently with or shortly after the closing of the offering of the notes to terminate a corresponding portion of the capped call transactions it entered into in connection with the issuance of the 2023 notes.

In connection with the pricing of the notes, Plug Power expects to enter into capped call transactions with one or more of the initial purchasers of the notes or their respective affiliates and/or other financial institutions (the “option counterparties”). The capped call transactions are expected generally to reduce or offset the potential dilution to Plug Power’s common stock upon any conversion of the notes and/or to offset any cash payments Plug Power is required to make in excess of the principal amount of converted notes, as the case may be, with such reduction and/or offset subject to a cap. If the initial purchasers of the notes exercise their option to purchase additional notes, Plug Power expects to enter into additional capped call transactions with the option counterparties.

Plug Power expects that, in connection with establishing their initial hedges of the capped call transactions, the option counterparties or their respective affiliates will purchase shares of Plug Power’s common stock and/or enter into various derivative transactions with respect to Plug Power’s common stock concurrently with or shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of the common stock or the notes at that time. In addition, Plug Power expects that the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the common stock and/or by purchasing or selling shares of the common stock or other securities of Plug Power in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so during any observation period related to a conversion of the notes). This activity could also cause or avoid an increase or a decrease in the market price of the common stock or the notes, which could affect the ability of holders of notes to convert the notes and, to the extent the activity occurs during any observation period related to a conversion of the notes, it could affect the number of shares of common stock and value of the consideration that holders of notes will receive upon conversion of the notes.

Plug Power expects to use the remainder of the net proceeds of the offering of the notes to fund “eligible green projects,” designed to contribute to selected sustainable development goals as defined by the United Nations, and for working capital and other general corporate purposes, which may include potential acquisitions and strategic transactions.

In connection with the pricing of the notes, Plug Power also expects to extend the maturity of the prepaid forward stock purchase transaction (the “prepaid forward”) that Plug Power previously entered into with a financial institution in connection with the issuance of the 2023 notes. The prepaid forward is intended to allow investors to establish short positions that generally correspond to (but may be greater than) commercially reasonable initial hedges of their investment in the notes. In the event of such greater initial hedges, investors may offset such greater portion by purchasing the common stock on the day of pricing of the notes. Facilitating investors’ hedge positions by extending the maturity of the prepaid forward, particularly if investors purchase the common stock on the pricing date, could increase (or reduce the size of any decrease in) the market price of the common stock and effectively raise the conversion price of the notes. In addition, Plug Power expects that the forward counterparty or its affiliates may modify their hedge position by entering into or unwinding one or more derivative transactions with respect to the common stock and/or purchasing or selling the common stock or other securities of Plug Power in secondary market transactions at any time following the pricing of the notes and prior to the maturity of the notes. These activities could also cause or avoid an increase or a decrease in the market price of the common stock or the notes.

The notes will only be offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act. Neither the notes nor the shares of Plug Power’s common stock potentially issuable upon conversion of the notes, if any, have been, or will be, registered under the Securities Act or the securities laws of any other jurisdiction, and unless so registered, may not be offered or sold in the United States except pursuant to an applicable exemption from such registration requirements.

This announcement is neither an offer to sell nor a solicitation of an offer to buy any of these securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

Cautionary Language Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding the proposed terms of the notes, the size of the offering, including the option to purchase additional notes to the initial purchasers, the extent, and potential effects, of the capped call transactions, the repurchases of the 2023 notes, the extension of the prepaid forwards, the potential dilution to Plug Power’s common stock, the conversion price for the notes and the expected use of the proceeds from the sale of the notes, and other statements contained in this press release that are not historical facts. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” “shall” and variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Plug Power’s control. Plug Power’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in Plug Power’s filings and reports with the Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2019, Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 as well as other filings and reports that may be filed by Plug Power from time to time with the SEC. Plug Power anticipates that subsequent events and developments will cause its views to change. Plug Power undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Plug Power’s views as of any date subsequent to the date of this press release.

Media Contact

Ian Martorana

The Bulleit Group

(415) 237-3681

plugpowerPR@bulleitgroup.com